Exhibit 99.2

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
Medallion Loans
New York					383	77%	3.66%	$0	$16,456	$212,791	$212,924
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,546	$2,546
	Real Cab Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$1,041	$1,041
	Real Cab Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350
	Sean Cab Corp ##	Term Loan	12/09/11	12/08/15	1	1%	3.60%	$0		$3,400	$3,397
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$625	$625
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210
	Whispers Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,061	$2,060
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0		$1,780	$1,784
	Pontios Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,766	$1,767
	Sag Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,766	$1,767
	Kos Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,765	$1,766
	Ikaria Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,764	$1,765
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$417	$417
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140
	Hamilton Transit LLC ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,514	$1,518
	Daytona Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,514	$1,515
	Kaderee M & G Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,514	$1,515
	Silke Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,514	$1,515
	Christian Cab Corp	Term Loan	11/27/12	11/27/15	1	1%	4.00%	$0		$1,490	$1,490
	Nancy Transit Inc ## &	Term Loan	03/11/13	03/11/16	1	1%	3.50%	$0		$1,478	$1,477
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	03/13/16	1	1%	3.75%	$0		$1,477	$1,476
	Lety Cab Corp ##	Term Loan	10/21/10	10/20/15	1	1%	3.13%	$0		$1,467	$1,466
	Junaid Trans Corp ##	Term Loan	04/30/13	04/30/16	1	1%	3.75%	$0		$1,456	$1,455
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,431	$1,432
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,431	$1,431
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,375	$1,377
	Dayna Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,375	$1,374
	Benson Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,375	$1,374
	Devin Taxi Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,375	$1,374
	Alltaxitwo Cab Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,367	$1,368
	Orys Trans Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,367	$1,368
	Sonu-Seema Corp ##	Term Loan	12/07/12	12/07/15	1	*	3.75%	$0		$1,351	$1,350
	Flow Taxi Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,335	$1,336
	Ukraine Service Co ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,335	$1,336
	Lil Amandachaka Hacking Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,335	$1,336
	Uddin Taxi Corp ##	Term Loan	11/14/12	11/14/15	1	*	5.25%	$0		$1,322	$1,322
	S600 Service Co Inc ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,294	$1,293
	Perem Hacking Corp ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,293	$1,292
	Concourse Cab Corp ##	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,275	$1,278
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0		$1,277	$1,278
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,259	$1,260
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,259	$1,260
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,237	$1,237
	Ming Trans Corp ##	Term Loan	11/19/12	12/01/16	1	*	3.70%	$0		$1,212	$1,212
	Ride Yellow LLC ##	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,200	$1,200
	Avilie Service Inc ##	Term Loan	02/11/13	02/11/16	1	*	3.00%	$0		$1,117	$1,117
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/16	1	*	3.00%	$0		$1,109	$1,109
	Red Army Cab Corp ##	Term Loan	02/21/13	08/21/16	1	*	3.00%	$0		$1,090	$1,089
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,088	$1,087
	Big Ari Taxi Corp ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,073	$1,074
	D & G Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,071	$1,071
	Bellsky Taxi LLC ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,065	$1,065
	Rs Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,052	$1,052
	Jump Service Co Inc ##	Term Loan	02/11/13	02/22/16	1	*	2.80%	$0		$1,040	$1,039

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$1,001	$1,004
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$992	$991
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/20/16	1	*	3.50%	$0		$969	$970
	Global Agami Cab LLC ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$967	$966
	Planet Agami Cab LLC ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$967	$966
	Universal Agami Transit Inc ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$967	$966
	M.Y. Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960
	G Michael Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$932	$932	$934
	Holdem Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$933	$933
	Go Boy Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$933	$933
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$917	$918
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$917	$918
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$917	$918
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0		$872	$873
	Brigitte Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$867	$867	$869
	Ash Trans Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$828	$828	$830
	Ganz Express Cab Cor ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$814	$814	$816
	Ghotra & Ghotra LLC	Term Loan	12/19/13	12/19/16	1	*	3.85%	$0		$799	$802
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$798	$799
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$798	$799
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$798	$799
	Samantha’S Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$794	$794	$796
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/16	1	*	3.88%	$0		$789	$790
	Arman And Mehtab Padda Taxi Co ##	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$787	$788
	Gur & Dev Taxi LLC	Term Loan	02/18/14	06/25/17	1	*	4.00%	$0		$785	$788
	Garcha Randhawa Taxi Corp ##	Term Loan	05/31/13	05/30/16	1	*	3.88%	$0		$785	$786
	Zus Trading Inc ##	Term Loan	08/09/13	08/09/16	1	*	3.85%	$0		$779	$780
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0		$770	$768
	Dhuri And Barnala Cab Corp ##	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$765	$766
	Haroon Sharif ##	Term Loan	05/21/13	05/21/16	1	*	3.80%	$0		$763	$764
	Ghulam Abbas ##	Term Loan	04/17/13	04/17/16	1	*	3.80%	$0		$761	$761
	1212 Taxi LLC ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750
	Zahav Taxi LLC ##	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$750
	Alika Awan Trans Corp ##	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$748	$749
	Espiye Taxi Corp	Term Loan	05/23/14	05/27/17	1	*	3.75%	$0		$749	$749
	Senoz Cab Corp	Term Loan	05/23/14	05/23/17	1	*	3.85%	$0		$748	$748
	Gilberto Barrera ##	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0		$744	$744
	Hot Wheels Taxi LLC ##	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$738
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$734	$735
	Binh Pham ##	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0		$731	$732
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0		$726	$727
	Joseph Gerard Pierre ##	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0		$724	$724
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/17	1	*	4.25%	$0	$734	$724	$724
	Mandeep Multani & Ravinder Sin ## &	Term Loan	03/19/14	03/19/17	1	*	3.90%	$0		$722	$723
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0		$718	$719
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0		$717	$716
	Samy Baddar ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$712	$713
	Carmay Latendresse ##	Term Loan	05/19/14	05/19/17	1	*	4.25%	$0		$711	$713
	Amr Aly Shafshak	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$710	$711
	Atef A Khalil	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0		$709	$710
	Ilker Altaygil ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$708	$709
	Joseph R Jean ##	Term Loan	04/15/13	04/15/16	1	*	3.75%	$0		$702	$702
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$698	$700
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$698	$700
	Iddy Biddy Cab Corp	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$698	$700
	Jbob Hacking Corp	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$698	$700
	Jaswinder Singh ##	Term Loan	03/29/13	03/29/16	1	*	3.80%	$0		$699	$699
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$690	$691
	Bruce Schneider ##	Term Loan	05/10/13	05/10/16	1	*	4.00%	$0		$689	$689
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/16	1	*	3.75%	$0		$687	$688
	Bliss Cab Corp ##	Term Loan	10/21/10	10/20/15	1	*	3.13%	$0		$689	$688
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	05/15/16	1	*	3.50%	$0		$684	$684
	Nobert Auguste	Term Loan	05/02/14	05/02/17	1	*	4.15%	$0		$682	$683

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$681	$683
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$681	$683
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$678	$678
	Eugenio & Ayodele Trans Corp &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$673	$674
	Strivers Way Inc ##	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$672	$673
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$672	$673
	Amr & Rina Taxi Inc	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$668
	Balwinder Singh ##	Term Loan	09/16/13	09/16/15	1	*	3.75%	$0		$667	$667
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$666	$667
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/16	1	*	3.75%	$0		$665	$665
	Rousseau Ductan &	Term Loan	05/01/13	05/01/16	1	*	3.90%	$0		$661	$661
	Parvinder Singh ##	Term Loan	08/13/13	08/13/16	1	*	3.63%	$0		$661	$661
	Preslert Louis ##	Term Loan	05/30/13	05/30/16	1	*	3.50%	$0		$660	$660
	Gbcab LLC ##	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0	$652	$652	$657
	Shanu Miah ##	Term Loan	06/20/13	06/20/16	1	*	3.63%	$0		$655	$656
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$652	$656
	Joseph Paul Desir ## &	Term Loan	07/28/14	07/28/17	1	*	4.10%	$0		$651	$652
	Anwar Khalifa ##	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$650	$651
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/27/15	1	*	3.50%	$0		$650	$650
	Gerardo Barrera ## &	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0		$646	$647
	Shahdad Bhatti Cab Corp ##	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0		$646	$647
	Alexander Vizueta ## &	Term Loan	04/01/14	04/01/17	1	*	4.25%	$0		$644	$645
	Joseph L Flovel ##	Term Loan	10/31/13	10/30/16	1	*	3.63%	$0		$642	$644
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0	$644	$642	$644
	Brunet Lucas ##	Term Loan	06/06/13	06/06/16	1	*	3.50%	$0		$641	$641
	Jordan O Ohene ##	Term Loan	05/24/13	05/24/16	1	*	3.50%	$0		$636	$637
	Donald Singh ##	Term Loan	10/11/13	10/11/16	1	*	3.75%	$0		$628	$628
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	07/01/16	1	*	4.25%	$0		$625	$625
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$625	$625
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/16	1	*	3.50%	$0		$623	$624
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0		$617	$618
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/08/16	1	*	3.50%	$0		$612	$612
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$609	$610
	Spyridon Tzorzis ##	Term Loan	07/10/13	07/10/16	1	*	3.50%	$0		$600	$601
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$599	$600
	Mian Cab Corp ##	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$599	$600
	Michael Avitan ##	Term Loan	04/11/13	04/11/16	1	*	3.90%	$0		$598	$598
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/16	1	*	3.50%	$0		$598	$598
	Patrick Sattaur ##	Term Loan	03/15/13	03/15/16	1	*	3.63%	$0		$597	$597
	Man Singh ##	Term Loan	02/25/13	02/25/16	1	*	3.75%	$0		$597	$597
	Marc C Bastien ##	Term Loan	04/11/13	04/10/16	1	*	3.65%	$0		$591	$591
	Anmol Usa LLC ##	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$589	$589
	Guivarch Thimothe	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$589	$589
	Guy Merisier ##	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$583	$584
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0		$578	$579
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/16	1	*	3.63%	$0		$577	$577
	Sushil Maggoo ##	Term Loan	12/14/12	12/14/15	1	*	3.50%	$0		$576	$576
	Turgut Duman ##	Term Loan	12/06/12	12/06/15	1	*	3.50%	$0		$576	$576
	Jean J Monteau ##	Term Loan	12/06/12	12/06/15	1	*	4.00%	$0		$574	$574
	Manuel F Pena ##	Term Loan	11/26/13	11/26/16	1	*	3.50%	$0		$572	$573
	Humberto Ontaneda ##	Term Loan	10/17/13	10/17/16	1	*	3.50%	$0		$570	$571
	I&I Cab Corp ##	Term Loan	03/19/13	03/19/16	1	*	3.60%	$0		$568	$568
	Roudy Moliere &Jean B Letang ## &	Term Loan	12/17/12	12/17/15	1	*	4.25%	$0		$567	$567
	Alexander A Malamud ## &	Term Loan	02/28/13	02/28/16	1	*	3.55%	$0		$566	$566
	Rafi Mohammad ##	Term Loan	02/27/13	02/27/16	1	*	3.50%	$0		$561	$561
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0	$558	$558	$559
	Erwich Chery	Term Loan	09/29/14	09/29/17	1	*	4.00%	$0		$554	$556
	Eli Parada ##	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$554	$555
	Newton Sodhi ##	Term Loan	05/06/13	05/06/16	1	*	3.38%	$0		$551	$551
	Magloire David ##	Term Loan	07/24/15	07/24/17	1	*	4.50%	$0	$542	$541	$543
	Dani Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$541	$541
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0	$538	$538	$540
	Tamimu Aliu ##	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$536	$536

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Rafael A Pena ##	Term Loan	09/18/13	09/18/16	1	*	4.00%	$0		$535	$536
	Dominique Ismael ##	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0		$531	$532
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0		$530	$531
	Fernande Paul Cab Corp ##	Term Loan	01/24/13	01/24/16	1	*	3.50%	$0		$530	$530
	Ulrick Racine ## &	Term Loan	03/08/13	03/08/16	1	*	3.50%	$0		$529	$529
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$520	$521
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/16	1	*	3.50%	$0		$512	$512
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$512	$511
	Jaswinder Sharma ##	Term Loan	11/02/11	10/01/15	1	*	3.50%	$0		$503	$502
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	12/05/15	1	*	3.50%	$0		$490	$490
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0	$488	$488	$489
	Ahmed Elsayed ##	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$487	$488
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0		$486	$487
	Avner Ben-Levy ##	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$485	$484
	Louis A Alphonse ##	Term Loan	02/21/13	02/21/16	1	*	3.75%	$0		$477	$477
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/16	1	*	3.50%	$0		$477	$476
	Harold Torres ##	Term Loan	02/12/13	02/12/16	1	*	3.50%	$0		$471	$471
	Romain Eustache ## &	Term Loan	02/26/13	02/26/16	1	*	4.00%	$0		$469	$469
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$468	$468
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/17	1	*	4.25%	$0	$473	$466	$466
	Frands Fequiere ##	Term Loan	01/03/13	01/03/16	1	*	3.75%	$0		$466	$466
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$465	$465
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0		$461	$462
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$449	$450
	W.B.L.S Taxi Inc	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$450	$450
	Abdullah Zivali ##	Term Loan	03/22/13	03/22/16	1	*	3.50%	$0		$445	$445
	Chuhar Singh ##	Term Loan	06/06/13	06/06/16	1	*	3.38%	$0		$440	$441
	Gustavo E Cabrejos ##	Term Loan	10/15/12	10/15/15	1	*	3.90%	$0		$441	$441
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	03/06/16	1	*	3.50%	$0		$430	$430
	Santokh Bangay ##	Term Loan	12/10/12	12/10/15	1	*	3.50%	$0		$427	$427
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0		$424	$426
	M&J Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Neomi & Z Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Maya Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Mtr Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Saba Moshe Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$416	$417
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$417	$417
	Ny Berts Cab Corp ##	Term Loan	07/02/13	07/02/16	1	*	3.90%	$0		$414	$415
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$414	$413
	Sweeney And Sweeney	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0	$412	$412	$413
	Crossbow Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Cleopatra Cab Corp ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	King “D” Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Petia Cab Corporation ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	King Verin Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$401
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$402	$401
	Y Joey Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400
	Carlot Dalce ##	Term Loan	07/09/13	07/09/16	1	*	3.00%	$0		$399	$399
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$390	$391
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$392	$391
	Pierre Jeune ##	Term Loan	12/14/12	12/14/15	1	*	3.50%	$0		$389	$389
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$385	$387
	Pierre Cadet ##	Term Loan	03/19/13	03/19/16	1	*	3.30%	$0		$384	$384
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$380	$384
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0		$380	$380
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$377	$376
	Rehmet Khan ##	Term Loan	03/11/15	03/11/17	1	*	4.00%	$0	$388	$372	$374
	Wai Tat Louie	Term Loan	05/07/15	05/07/17	1	*	5.00%	$0	$375	$370	$372
	Birk Cab Corp/Note 1 ##	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0	$374	$368	$370
	Shah M Rahman ##	Term Loan	11/25/13	11/25/16	1	*	3.75%	$0		$368	$369
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$367	$366

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Serge Bonny ##	Term Loan	03/11/13	03/11/16	1	*	3.25%	$0		$359	$359
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	04/19/16	1	*	3.25%	$0		$356	$356
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0	$356	$353	$355
	Tarafdar Abul & Tarafdar Luthf	Term Loan	08/13/10	08/13/16	1	*	7.00%	$0		$354	$354
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$349	$349
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$349	$349
	Double Cab Corp ##	Term Loan	07/13/12	06/12/17	1	*	4.50%	$0		$350	$349
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$347	$348
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$323	$324
	Birk Cab Corp/Note 2 ##	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0	$321	$316	$318
	Bj Cab Corp/Note 2 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$306	$307
	Bj Cab Corp/Note 1 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$306	$307
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/17	1	*	4.00%	$0	$308	$304	$306
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$306	$305
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$299	$300
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$299	$300
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$299	$300
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$299	$300
	Paros Taxi LLC	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$286	$287
	Jean B Guerrier ##	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$287	$286
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$280	$281
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$280	$280
	Platform Taxi Service/Mbank	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$268	$268
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$260	$260
	Kesef Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$251	$251
	Daniel Victor ##	Term Loan	05/06/13	05/06/16	1	*	3.50%	$0		$217	$217
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210
	Lissade Aurelus ##	Term Loan	05/01/13	05/01/16	1	*	3.75%	$0		$199	$199
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$191
	Valeri Aminov - Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0	$188	$183	$185
	Jackie L Chaiken & Michael Cha ##	Term Loan	03/26/13	03/26/16	1	*	3.50%	$0		$185	$185
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$181	$181
	Balwinder Singh/Note B	Term Loan	03/03/15	03/03/17	1	*	8.00%	$0	$175	$175	$177
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/20/13	03/20/16	1	*	3.25%	$0		$168	$168
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151
	Roman Fermin ##	Term Loan	08/09/13	08/09/16	1	*	3.50%	$0		$149	$150
	Jo & Dimi LLC	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0	$160	$140	$142
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$136	$138
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$134	$135
	Joseph Bologna ##	Term Loan	10/06/10	10/01/16	1	*	3.25%	$0		$131	$131
	Sofi Hacking Corp	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0	$125	$125	$127
	Mk Multani/B Note	Term Loan	04/13/15	04/13/17	1	*	4.00%	$0	$125	$125	$127
	Diin Taxi LLC/Mbnk &	Term Loan	05/07/14	05/07/17	1	*	6.50%	$0		$127	$123
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$116	$116
	Sunu Miah And M Jahangi/Mbnk	Term Loan	05/12/14	05/12/17	1	*	4.01%	$0		$108	$112
	Mama Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105
	Tlg Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105
	Jeffrey Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105
	Papa Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105
	Valeri Aminov - Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0	$105	$102	$104
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$103	$102
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101
	Gagandeep Multani LLC/Mbnk &	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0		$89	$91
	D&P Baidwan LLC/Mbnk	Term Loan	05/20/14	05/20/17	1	*	6.50%	$0		$88	$88
	Hanu Manu Taxi Inc/Mbnk	Term Loan	05/19/14	05/19/17	1	*	6.00%	$0		$87	$87
	Muktar Hussain & K Hussain/Mbn	Term Loan	05/13/14	05/13/17	1	*	4.48%	$0		$83	$87
	United Four Stars LLC/Mbnk	Term Loan	06/04/14	06/04/17	1	*	8.57%	$0		$81	$85
	Pj Moe LLC/Mbnk	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0		$78	$82
	Ramdas 4 Taxi LLC/Mbnk	Term Loan	05/27/14	05/27/17	1	*	6.50%	$0		$82	$82
	Gni Taxi LLC	Term Loan	06/09/14	05/28/17	1	*	6.50%	$0		$81	$81
	Prabhneet Cab Corp/Mbnk	Term Loan	05/12/14	05/12/17	1	*	4.03%	$0		$81	$81
	Soho Cab Corp	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0		$80	$81

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0		$78	$80
	Arjun & Simran LLC/Mbnk	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0		$80	$80
	Hargobind Taxi LLC/Mbnk	Term Loan	05/23/14	05/23/17	1	*	6.00%	$0		$79	$79
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0	$80	$74	$76
	Bu Taxi LLC/Mbank	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$67	$68
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$67	$68
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$66	$67
	William G Ward ##	Term Loan	04/29/13	04/29/16	1	*	3.25%	$0		$66	$66
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$63	$63
	Davinder Singh/Mbnk	Term Loan	04/23/14	04/23/17	1	*	8.58%	$0		$63	$63
	Bella Hacking Corp	Term Loan	06/25/04	06/25/16	1	*	6.00%	$0		$63	$63
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0		$60	$60
	Y Mommy Taxi Inc/Mbank	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60
	Sonnet Service Co Inc	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$57	$58
	Ruckman Hacking Corp	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$57	$58
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$54	$57
	Norberto Cardona ##	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$54	$55
	Ptah Cab Corp	Term Loan	03/12/14	03/12/17	1	*	3.00%	$0		$54	$55
	Goodspeed Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$54	$55
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$54	$55
	Y Daddy Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$55	$55
	Appoint Cab Corp/Mbank	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$55	$55
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0		$49	$54
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0		$49	$51
	Rrc Express Corp/Mbnk	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$47	$51
	Network Agami Cab Corp	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$48	$48
	Wilfrid Barreau	Term Loan	12/29/09	12/29/16	1	*	5.75%	$0		$47	$47
	Jagjit Singh/Mbnk	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0		$47	$47
	Nirvair Trans LLC/Mbnk	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0		$47	$47
	Orbit Agami Cab LLC	Term Loan	11/05/10	10/01/16	1	*	2.88%	$0		$47	$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46
	Pakt Medallions LLC/Mbnk	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0		$45	$45
	Justin Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$43	$44
	Hshmul Taxi LLC/Mbnk	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0		$38	$38
	Nosea Taxi LLC	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$38	$38
	Sushil Maggoo	Term Loan	06/27/13	06/27/17	1	*	3.75%	$0		$33	$34
	Yme Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$31	$32
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$32	$32
	S&M Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Meir Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	N&A Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Michal Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Mati Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	M.M.Y Taxi Inc	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Mike Taxi Inc	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$29	$29
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$26	$28
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0	$29	$26	$28
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$26	$28
	Dominique Ismael	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0	$25	$25	$27
	Fido Cab Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$26	$27
	Brandon Taxi LLC/Mbank	Term Loan	11/24/10	11/20/15	1	*	6.63%	$0		$24	$24
	Barth Taxi LLC/Mbank	Term Loan	11/24/10	11/20/15	1	*	6.63%	$0		$24	$24
	Munir Ahmed Sahi	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0	$22	$21	$23
	Opera Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Mry Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Ronen Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Vosiem Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$17	$18
	Yegal Express Cab Co/Mbank	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$17	$17
	Mohammed Abdu & H Hedru/Mbank	Term Loan	08/11/06	02/05/16	1	*	5.71%	$0		$17	$17
	Donald Singh	Term Loan	07/30/14	07/30/17	1	*	5.00%	$0		$14	$15

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Surlak Taxi LLC/Mbnk	Term Loan	04/25/14	04/25/17	1	*	8.66%	$0		$15	$15
	Devinder P Singh & Guneet/Mbnk	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0		$15	$15
	Harold Torres ##	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$11	$12
	Jean M Venord/Mbank	Term Loan	02/11/10	03/10/17	1	*	6.38%	$0		$11	$11
	Param Preet Cab Corp/Mbnk &	Term Loan	05/30/14	04/09/17	1	*	6.50%	$0		$85	$6
	Nestor R Trivino	Term Loan	02/22/12	03/31/16	1	*	10.00%	$0		$1	$1
	Sonia M Trivino	Term Loan	02/22/12	03/30/16	1	*	10.00%	$0		$1	$1
Chicago					112	14%	5.07%	$0	$2,256	$39,615	$39,693
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	02/24/18	1	1%	5.00%	$0		$1,534	$1,533
	Regal Cab Company Et Al ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$1,343	$1,343
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,295	$1,294
	Blue Eyes Cab Corp ##	Term Loan	07/19/12	10/19/15	1	*	4.88%	$0		$1,201	$1,200
	Lucky Seven Chicago One Inc ##	Term Loan	07/19/12	10/19/15	1	*	4.88%	$0		$1,201	$1,200
	Michael Two Cab Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$997	$996
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/17	1	*	5.00%	$0		$972	$971
	Harriet C Inc ##	Term Loan	10/19/12	10/19/16	1	*	5.25%	$0		$883	$883
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$830	$829
	Lmb Taxi V Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$830	$829
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$805	$805
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$805	$805
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$805	$805
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$805	$805
	Patriot Trans Et Al	Term Loan	03/17/15	02/19/18	1	*	12.00%	$0	$800	$800	$802
	Santorini Six Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$791	$792
	Santorini Four Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$791	$792
	Santorini Five Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$791	$792
	Tribeca Two Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$791	$792
	Ray Cab Company	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0	$756	$756	$757
	Rahwa & Bros Cab Co, Et Al ##	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$705	$706
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$697	$694
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$648	$648
	Met Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$577
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$537	$538
	Kayla Hacking Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$498	$497
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$498	$497
	Coffee Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$496	$497
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$486	$487
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$486	$487
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$485	$486
	Cozy Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$481
	Dell Cab Corp ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$481
	Moo Moo Cab Co ##	Term Loan	08/14/13	08/14/16	1	*	4.00%	$0		$456	$457
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$448	$449
	Tumblin Dice Taxi Inc	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$448	$448
	Blue Valentine Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$448	$448
	Taxi For Less Inc	Term Loan	09/19/14	02/15/18	1	*	4.25%	$0		$395	$397
	Myrtos Cab Corp	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0	$370	$364	$366
	Little Wing Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$300	$300
	American Buffalo Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$298	$298
	Dome Cab Corp ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$289
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$256	$256
	Chicago Seven Inc/Mbnk	Term Loan	07/19/12	10/19/15	1	*	7.25%	$0		$244	$244
	Karbala Express Inc ##	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$238	$239
	Glti Cab Corp	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0	$245	$236	$238
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$234	$235
	Tekezze Inc	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$229	$231
	Tad Taxi Co ##	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$230
	Interwoodex Inc ##	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$229	$230
	Helen Habte Corp ##	Term Loan	10/01/13	10/01/18	1	*	5.25%	$0		$228	$229
	Adom Enterprise, Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$228	$229
	Nakfa Corp ##	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$228	$229
	Zeyrefda Inc ##	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$228	$229

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Tahoora Transportation Inc. ##	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$228
	Shere Corp ##	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$228
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$227
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$226	$227
	Nike Yomi Inc ##	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$225
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$223	$224
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$223	$224
	Annabelle Cab Corporation ##	Term Loan	02/14/14	03/12/16	1	*	3.75%	$0		$222	$223
	Nour Enterprise Inc ##	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$217	$218
	Yenemekoya Inc ##	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$210	$211
	C Dortch Inc ##	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$206	$207
	Showcase Sports Management Cor ##	Term Loan	01/22/10	01/11/16	1	*	5.00%	$0		$206	$206
	Alkarim Chicago Inc ##	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$206
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$196	$197
	Jiffy Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$193
	Pireas Taxi Corp ##	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$190	$190
	Grapevine Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$186	$187
	Life Cab Corp ##	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$183	$184
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$170	$171
	Naneffe Inc ##	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$166	$167
	Alem B Cab Inc ##	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$163	$164
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$156	$157
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$149	$150
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$148	$148
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$146	$146
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$134	$135
	Sabina Cab Inc	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$129	$130
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$127	$128
	Ultra Investment Corp ##	Term Loan	03/22/11	03/22/16	1	*	6.50%	$0		$118	$118
	Asmara Cab Company ##	Term Loan	12/01/11	12/01/16	1	*	6.00%	$0		$112	$112
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$110	$111
	Bedford Cab Two Corp	Term Loan	07/30/10	03/14/16	1	*	4.50%	$0		$110	$110
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$107	$109
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$106	$107
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$102	$104
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$102	$103
	Imc Cab Corp	Term Loan	08/27/10	03/14/16	1	*	4.50%	$0		$103	$103
	Tyrone Henderson	Term Loan	03/12/14	03/12/19	1	*	6.50%	$0		$84	$85
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$84	$85
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$83	$84
	Measho Cab Corp	Term Loan	06/16/11	06/16/16	1	*	5.50%	$0		$83	$83
	Oia Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$62	$63
	Hudson Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$61	$62
	Santorini Two Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$50	$51
	Stny Taxi Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$50	$51
	Sny Cab Inc ##	Term Loan	12/14/11	12/14/16	1	*	6.00%	$0		$50	$50
	Madison Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$49	$50
	Laight Taxi Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$49	$50
	Tribeca Three Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$49	$50
	Top Cab Corp	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0	$44	$38	$40
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0	$41	$37	$39
	Greenwich Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$36	$37
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$30	$32
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$29	$30
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$26	$28
	Any Cab Two Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$24	$25
	St Petersburg Taxi LLC	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$24	$25
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$22	$23
Newark					115	9%	5.26%	$0	$1,371	$24,854	$24,931
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,351	$1,351
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$705	$705
	Cherubin Vincent &	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$633	$634

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	K And N Taxi LLC	Term Loan	09/26/13	09/26/16	1	*	4.80%	$0		$621	$622
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$567	$568
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$347	$348
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$330	$332
	Airport Travel LLC	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0		$319	$320
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$313	$314
	Mr. Milicent & Sons, LLC	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0		$308	$309
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$298	$299
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$293	$294
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$287	$288
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$285	$286
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$285	$286
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$284	$285
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$284	$285
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$284	$285
	Bidon Taxi Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$283	$284
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$283	$284
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$283	$284
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$278	$279
	Angel Taxi LLC &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$279	$278
	Dorvilma LLC ##	Term Loan	02/14/13	02/14/16	1	*	5.25%	$0		$277	$277
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$269	$270
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$264	$265
	One At A Time Time Transport I ##	Term Loan	09/20/12	09/20/16	1	*	5.25%	$0		$263	$263
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$263	$263
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$260	$261
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$255	$256
	Philippe Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$252	$251
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$251	$251
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0	$250	$248	$248
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0	$250	$247	$247
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$241	$243
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$240	$242
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$241	$242
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$242	$242
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$239	$240
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$240	$240
	Laboule LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$239	$239
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$237	$238
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$236	$237
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$233	$234
	Luckner Etienne ## &	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$230	$230
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$227	$228
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$224	$225
	Grec Taxi Corp	Term Loan	12/08/11	12/08/15	1	*	6.00%	$0		$223	$223
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$219	$220
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$217	$217
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0		$216	$216
	Mpaul 596 LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$214	$215
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/16	1	*	6.25%	$0		$214	$215
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$213	$214
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$214	$214
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$214	$214
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$210	$211
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0	$215	$210	$210
	S.J.L.T Joujean Inc	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$209	$209
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$206	$207
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$206	$207
	Erick Fleuridor	Term Loan	07/19/12	06/11/17	1	*	5.50%	$0		$204	$203
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$202	$203
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$198	$200
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$199	$199
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0	$195	$193	$193

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$192	$192
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$190	$191
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$188	$188
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$184	$186
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$181	$181
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$175	$176
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$175	$175
	Marie Jeanne Philemon	Term Loan	07/17/15	07/16/18	1	*	6.50%	$0	$174	$174	$174
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/16	1	*	6.50%	$0		$174	$174
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$169	$170
	Erick Fleuridor	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$167	$168
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$166	$167
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$158	$157
	Just 8 Taxi #2 Inc ##	Term Loan	09/20/11	09/19/15	1	*	6.00%	$0		$155	$155
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$152	$153
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$145	$146
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$143	$143
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$139	$140
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$138	$140
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$138	$138
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$136	$137
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$131	$132
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/16	1	*	6.75%	$0		$131	$131
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$126	$127
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$120	$121
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$119	$119
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$115	$117
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$109	$109
	Olga Morales	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$106	$106
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0	$112	$104	$104
	0127 Incorporated ##	Term Loan	07/19/12	07/19/16	1	*	5.50%	$0		$100	$100
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$100	$100
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$95	$96
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$93	$95
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0	$94	$93	$94
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$90	$92
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$82	$82
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$79	$81
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0	$81	$79	$80
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$78	$78
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$75	$75
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$71	$72
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$55	$56
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$46	$47
	Pegy Taxi Corp	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$31	$32
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$28	$29
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$25	$27
	Webert Joseph	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$22	$23
	Jean Belony	Term Loan	06/09/11	06/09/16	1	*	6.50%	$0		$13	$13
Boston					57	10%	4.62%	$0	$3,268	$26,758	$26,460
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$819	$820
	Chiso Trans Inc &	Term Loan	04/20/12	04/20/18	1	*	5.50%	$0		$582	$582
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,379	$1,380
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,296
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,113	$1,114
	Britney Cab Inc, Et Al	Term Loan	05/18/15	05/18/17	1	*	5.00%	$0	$1,069	$1,069	$1,071
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$898	$898
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$861	$861
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$861	$861
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	09/04/17	1	*	4.00%	$0	$705	$705	$707
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$695	$696
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
	Oke Auguste Cab Inc ##	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0		$610	$611
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$576
	Amazing Grace Cab Inc	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$496	$497
	Baton Moise Cab Inc ## &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$607	$492
	God-Will Inc	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$491	$492
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.25%	$0		$490	$491
	Saint Inc &	Term Loan	08/12/13	08/12/16	1	*	5.25%	$0		$489	$490
	Myra Inc	Term Loan	08/12/13	08/12/16	1	*	5.25%	$0		$489	$490
	Jason Cab Inc ##	Term Loan	03/15/13	03/15/16	1	*	4.88%	$0		$489	$489
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$489	$488
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$484	$485
	Farb Inc ## &	Term Loan	02/20/13	02/20/16	1	*	5.13%	$0		$524	$482
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/15	1	*	5.50%	$0		$468	$468
	Tomorrow’S Tree Inc	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$445	$446
	Ruth Cab Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$444	$445
	Syed Cab Inc	Term Loan	02/27/15	02/27/18	1	*	5.25%	$0	$445	$440	$442
	P&P Dumerant Corp &	Term Loan	10/25/13	10/25/16	1	*	4.25%	$0		$430	$431
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$430	$430
	Jv Taxi Inc	Term Loan	10/24/14	10/24/17	1	*	5.25%	$0		$427	$428
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/16	1	*	4.25%	$0		$424	$424
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$416
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/28/17	1	*	4.63%	$0		$525	$416
	Djbell Love Inc ##	Term Loan	09/27/12	09/27/15	1	*	5.00%	$0		$401	$400
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$381	$382
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0	$375	$375	$377
	H And H Taxi Inc ##	Term Loan	10/11/13	10/11/16	1	*	4.25%	$0		$361	$362
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0	$340	$338	$340
	Jesus Denis Cab Inc	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$328	$328
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/16	1	*	4.25%	$0		$312	$313
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$305	$305
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/15	1	*	4.50%	$0		$304	$304
	Louine Cab Inc	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0	$280	$280	$282
	Jre Taxi Inc ##	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$277	$278
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$276	$276
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/16	1	*	4.00%	$0		$268	$269
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$249	$249
	Margo Cab Inc ##	Term Loan	01/16/13	01/16/16	1	*	4.00%	$0		$171	$171
	Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$163	$163
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/16	1	*	4.25%	$0		$162	$162
	Kena Cab Inc	Term Loan	11/06/12	11/06/15	1	*	4.75%	$0		$68	$68
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$27	$27
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0	$26	$24	$26
	Benito & Roseline Cab Inc	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0	$17	$16	$18
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$14	$14
	Jesus Denis Cab Inc	Term Loan	02/12/15	02/12/17	1	*	5.50%	$0	$11	$8	$10
Cambridge					14	2%	4.65%	$0	$2,140	$6,634	$4,353
	Gcf Taxi Inc	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$640	$641
	Eureka Cab Inc	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$423	$424
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/16	1	*	4.00%	$0		$366	$366
	Lynn Maha Taxi Inc	Term Loan	05/13/13	05/13/16	1	*	5.00%	$0		$364	$364
	Mgf Taxi Inc	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$341	$341
	Desdunes Cab Inc	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326
	Drumman Trans Inc	Term Loan	12/07/12	12/07/15	1	*	4.50%	$0		$318	$318
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$323	$304
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$392	$293
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$315	$287
	Marcia And Everton Cab Inc ## &	Term Loan	11/09/12	11/09/15	1	*	4.00%	$0		$275	$275
	Walger Inc	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$266
	Taxi Technology Inc ##	Term Loan	12/11/13	12/29/16	1	*	5.00%	$0		$145	$146
	Gcf Taxi Inc, Et Al &	Term Loan	03/25/15	03/25/18	1	*	5.00%	$0	$2,140	$2,140	$2
Other					11	0%	7.27%	$0	$320	$1,069	$1,071

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
		Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$268	$269
		Alexandrite Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0	$192	$190	$192
		Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$160	$162
		Jean C Mathurin/Norcal	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$156	$156
		Chametz Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0	$128	$127	$129
		Hantin Trans/Aventura Taxi	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$63	$64
		Zelalem S. Alemu	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$55	$54
		Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$24	$24
		Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$17	$18
		Durosier Xavier/Mbank &	Term Loan	08/16/10	07/01/15	1	*	7.25%	$0		$3	$3
		Odney Cab Inc/Mbank &	Term Loan	12/22/10	12/22/15	1	*	11.50%	$0		$6	$0

Total medallion loans ($236,985 pledged as collateral under borrowing arrangements)						692	112%	4.08%	$0	$25,811	$311,721	$309,432

Commercial Loans
Secured mezzanine (26% Minnesota, 9% Ohio, 8% North Carolina, 6% New York, 6% Oklahoma, 6% Massachusetts,
5% Rhode Island, 5% Wisconsin, 5% Michigan, 5% Pennsylvania, 5% Illinois, 4% Deleware, 4% Texas and 6% all other states) (2)
Manufacturing (56% of the total)		Tech Cast Holdings, LLC (interest rate includes PIK interest of 3%)	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$0		$2,690	$2,659
		EGC Operating Company, LLC (interest rate includes PIK interest of 2%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$0		$2,930	$2,939
		AA Plush Holdings, LLC (interest rate includes PIK interest of 2%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$69		$3,069	$3,059
		MicroGroup, Inc. (interest rate includes PIK interest of 2%)	Term Loan	06/29/15	06/29/20	1	1%	14.00%	$16	$3,200	$3,217	$3,217
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,503
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7%)	Term Loan	07/03/13	01/03/18	1	1%	19.00%	$47		$1,547	$1,544
	+	GAF Manufacturing, LLC (interest rate includes PIK interest of 2%)	Term Loan	03/06/14	03/06/19	1	1%	14.00%	$49		$1,549	$1,555
		Dynamic Systems, Inc. (interest rate includes PIK interest of 3.50%)	Term Loan	12/23/10	12/23/17	1	1%	15.50%	$223		$2,048	$2,048
		WRWP, LLC (interest rate includes PIK interest of 3%)	Term Loan	12/30/14	12/30/19	1	1%	15.00%	$52		$2,294	$2,303
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 2%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$60		$2,560	$2,564
		Production Services Associates LLC (d/b/a American Card Services) (interest rate includes PIK interest of 2%)	Term Loan	02/17/15	02/17/20	1	1%	16.00%	$33	$2,600	$2,633	$2,610
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	1%	13.00%	$0		$1,390	$1,390
		Quaker Bakery Brands, Inc.	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,296
	+	Door Engineering and Manufacturing, LLC	Term Loan	12/15/04	04/30/16	1	*	13.00%	$0		$1,050	$1,050
		Storflex Holdings, Inc. (interest rate includes PIK interest of 2%)	Term Loan	07/17/12	01/31/19	1	*	14.00%	$0		$1,000	$1,005
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/16	1	*	12.00%	$0		$848	$848
Information (12% of the total)		US Internet Corp.	Term Loan	06/12/13	09/18/20	1	1%	14.50%	$0		$3,000	$3,014
		US Internet Corp.	Term Loan	03/18/15	09/18/20	1	*	14.50%	$0	$1,750	$1,150	$1,140
		Centare Holdings, Inc. (interest rate includes PIK interest of 2%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,489
Professional, Scientific, and Technical Services (9% of the total)		JR Thompson Company LLC (interest rate includes PIK interest of 2%)	Term Loan	05/21/15	05/21/22	1	1%	14.00%	$21	$2,800	$2,821	$2,821
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$1,997
Arts, Entertainment, and Recreation (8% of the total)		RPAC Racing, LLC & (interest rate includes PIK interest of 10%)	Term Loan	11/19/10	01/15/17	1	2%	10.00%	$1,446		$4,485	$4,485
Administrative and Support Services (6% of the total)	+	Staff One, Inc.	Term Loan	06/30/08	03/31/17	1	1%	3.00%	$0		$2,956	$2,956
	+	Staff One, Inc.	Term Loan	09/15/11	03/31/17	1	*	3.00%	$0		$372	$372
Wholesale Trade (5% of the total)		Fit & Fresh, Inc (interest rate includes PIK interest of 2%)	Term Loan	03/02/15	03/02/20	1	1%	14.00%	$35	$3,000	$3,035	$3,042

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
Construction (3% of the total)	Highland Crossing-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0	$2,200	$1,450	$1,450
Accommodation and Food Services (1% of the total)	Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/15	1	*	9.25%	$0		$441	$441
	Star Concessions, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$640	$60
	MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$770	$52
Retail Trade (0% of the total)	Retail Concessions, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$275	$36

Total secured mezzanine (2)					30	20%	13.16%	$2,051	$15,550	$57,520	$55,945

Asset-based (42% New Jersey, 40% New York, 8% Florida, 6% Virginia and 4% all other states)
Wholesale Trade (25% of the total)	Independent Metal Sales, Inc.	Revolving line of credit	07/21/15	07/21/16	1	*	6.25%	$0	$263	$250	$300
	Pride of Neptune, Inc. ##	Revolving line of credit	01/14/02	01/14/16	1	*	4.75%	$0		$235	$231
	Capitalsea, LLC ##	Revolving line of credit	11/07/05	11/07/15	1	*	4.00%	$0		$192	$166
	Cuisine Innovations Unltd, LLC	Revolving line of credit	07/07/15	07/07/16	1	*	6.25%	$0	$162	$119	$116
	Banner Smoked Fish, Inc. ##	Revolving line of credit	03/27/01	03/27/16	1	*	5.25%	$0		$54	$53
	Benco Inc.	Revolving line of credit	11/06/13	11/06/15	1	*	5.75%	$0		$39	$38
	A.E. Seafood Distributors Inc d/b/a Oceanline Seafood	Revolving line of credit	06/30/14	06/30/16	1	*	6.50%	$0		$25	$25
	Snow Shoe Refractories, LLC	Revolving line of credit	11/30/11	11/30/15	1	*	6.00%	$0		$10	$9
	Two Cousins Fish Market, Inc.	Revolving line of credit	01/23/99	01/23/16	1	*	5.25%	$0		$3	$3
	Newburg Egg Corp. ##	Revolving line of credit	03/16/99	03/16/16	1	*	5.25%	$0		$1	$1
Retail Trade (22% of the total)	The Dependable Food Corp. ##	Revolving line of credit	10/19/98	10/19/15	1	*	4.75%	$0		$415	$409
	CNC Associated N.Y.	Revolving line of credit	07/24/01	07/24/16	1	*	5.75%	$0		$196	$193
	Cyrus R. Fox, Inc. ##	Revolving line of credit	08/31/06	08/31/16	1	*	5.75%	$0		$177	$164
	Colt, Inc.	Revolving line of credit	10/12/04	10/12/15	1	*	7.25%	$0		$25	$24
Transportation and Warehousing (17% of the total)	Fleet Radio Dispatch Corp. ##	Revolving line of credit	12/31/01	12/31/15	1	*	6.00%	$0		$622	$613
Construction (8% of the total)	Triple A. Supplies, Inc. ##	Revolving line of credit	07/20/99	07/20/16	1	*	5.75%	$0		$302	$297
Professional, Scientific, and Technical Services (8% of the total)	Victory Marketing Agency LLC	Revolving line of credit	12/22/14	12/22/15	1	*	6.75%	$0		$276	$280
Finance and Insurance (6% of the total)	Special Financing Company, LLC	Revolving line of credit	08/26/15	08/26/16	1	*	7.00%	$0	$95	$236	$224
Manufacturing (6% of the total)	Fine Line Graphics, Inc.	Revolving line of credit	11/29/05	11/29/15	1	*	6.50%	$0		$98	$95
	Absecon Mills, Inc. ##	Revolving line of credit	07/07/04	07/07/16	1	*	6.25%	$0		$84	$74
	Douglass Industries, Inc. ##	Revolving line of credit	07/07/04	07/07/16	1	*	6.25%	$0		$32	$29
	JLM Couture Inc.	Revolving line of credit	06/22/10	06/22/16	1	*	5.75%	$0		$11	$7
	International Rollforms, Inc	Revolving line of credit	01/27/14	01/27/16	1	*	7.25%	$0		$5	$6
Administrative and Support Services (4% of the total)	Raritan Building Service Corp	Revolving line of credit	06/30/07	06/30/16	1	*	5.50%	$0		$146	$143
Health Care and Social Assistance (4% of the total)	Mrs. Mary’s Place HCS Inc. ##	Revolving line of credit	10/02/07	10/02/15	1	*	5.75%	$0		$115	$112
	Heart to Heart Health Care	Revolving line of credit	11/09/12	11/09/15	1	*	5.50%	$0		$21	$20

Total asset-based ($2,227 pledged as collateral under borrowing arrangements)					26	1%	5.76%	$0	$520	$3,689	$3,632

Other secured commercial (81% New York, 16% New Jersey and 3% all other states)
Retail Trade (90% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	3%	12.00%	$1,812		$8,637	$8,637
	Antonio Rosado	Term Loan	03/15/12	03/15/17	1	*	9.50%	$0		$509	$507
	La Conga Food Market Inc	Term Loan	10/09/12	01/09/20	1	*	9.00%	$0		$415	$412
	Fresco Bagels & Supermarket In	Term Loan	08/13/14	02/13/21	1	*	9.00%	$0		$370	$366
	La Conga Meat Market Inc &	Term Loan	12/17/13	07/17/20	1	*	9.00%	$0		$360	$357
	A Food Mart Inc	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0		$351	$349
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$312	$309

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.		% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
		Don Marto Minimarket Corp	Term Loan	03/03/15	03/03/20	1		*	9.00%	$0	$250	$230		$228
		F.J.P. Meat Market Inc	Term Loan	02/06/12	09/06/17	1		*	9.50%	$0		$166		$165
		Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1		*	4.75%	$0		$85		$86
		324 Gem Meat Market Inc &	Term Loan	04/03/14	07/03/19	1		*	9.00%	$0		$353		$84
		Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1		*	10.50%	$0		$100		$63
		Ar Supermarket LLC &	Term Loan	08/02/13	08/02/18	1		*	8.50%	$0		$346	-$	4
		Hansel Batista &	Term Loan	02/06/14	05/06/20	1		*	9.00%	$0		$369	-$	4
Accommodation and Food Services (5% of the total)		El Mangu Sabroso Restaurant In	Term Loan	06/06/14	09/06/19	1		*	9.00%	$0		$313		$310
		Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1		*	9.00%	$0		$204		$203
		El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	03/16/16	1		*	6.75%	$0		$233		$133
Transportation and Warehousing (3% of the total)		Patriot Trans Inc	Term Loan	09/19/14	02/05/20	1		*	4.00%	$0		$209		$210
		Tehran Properties Inc	Term Loan	03/17/15	09/10/18	1		*	4.25%	$0	$120	$106		$107
		Y.A.M. Associates Corp	Term Loan	04/30/13	10/24/15	1		*	4.25%	$0		$1		$2
Real Estate and Rental and Leasing (1% of the total)		Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1		*	5.00%	$0	$100	$95		$96
		T.P. Hon LLC	Term Loan	07/15/13	07/15/16	1		*	4.00%	$0		$10		$11
Health Care and Social Assistance (1% of the total)		Craig Feuerman M.D. P.C.	Term Loan	05/14/13	05/14/18	1		*	7.50%	$0		$87		$88

Total Other Commercial Loans						23		5%	10.68%	$1,812	$470	$13,861		$12,715

Total commercial loans ($2,227 pledged as collateral under borrowing arrangements) (2)						79		26%	12.34%	$3,863	$16,540	$75,070		$72,292

Commercial Banking		Medallion Bank **	100% of common stock	05/16/02	None	1		54%	15.04%	$0		$132,954		$148,455
NASCAR Race Team		Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1		*	0.00%	$0		$2,066		$1,100
Art Dealer		Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1		1%	0.00%	$0		$1,059		$3,718
Loan Servicing		Medallion Servicing Corp.	100% of common stock	11/05/10	None	1		*	0.00%	$0		$674		$674
Professional Sports Team		LAX Group LLC	42% of membership interests	05/23/12	None	1		*	0.00%	$0		$509		$509

Investment in Medallion Bank and other controlled subsidiaries, net						5		56%	14.57%	$0	$0	$137,262		$154,456

Equity investments
Commercial Finance		Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1		1%	0.00%	$0		$326		$1,957
Banking		Bridge Bancorp Inc. **	*	03/30/12	None	1		*	0.00%	$0		$76		$79
Real Estate Investment		CIM Commercial Trust Corp **	*	12/30/10	None	1		*	4.77%	$0		$901		$120
Appliance Recycler #		Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	1		*	0.00%	$0		$0		$511
Employee Leasing Services	+	Staff One, Inc.	46.4% preferred stock	06/30/08	None	2		*	0.00%	$0		$472		$472
IT Services		Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1		*	0.00%	$0		$104		$104
Machinery Manufacturer	+	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1		*	0.00%	$0		$318		$318
Gift card service & marketing		Production Services Associates d/b/a American Card Services	5.65% of LLC units	02/17/15	None	1		*	0.00%	$0	$250	$250		$250
Stuffed Toy Manufacturer		AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*		0.00%	$0		$300		$300

Baby Sleep Products		BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1		*	0.00%	$0		$250		$250

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Cost (4)	Fair Value
Investment Castings	Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0		$300	$300
Wire Manufacturer	WRWP LLC	10.3% preferred LLC units, 7.23% common LLC units	12/30/14	12/30/19	1	*	0.00%	$0		$224	$224
Marketing Services	J.R. Thomson Company LLC	13% common stock	05/21/15	None	1	*	0.00%	$0	$200	$200	$200
	Portu-Sunberg Marketing LLC	0	07/24/15	None	1	*	0.00%	$0	$50	$50	$50
Machine Shop	MicroGroup, Inc.	5.5% common stock	06/29/15	None	1	*	0.00%	$0	$300	$300	$300

Equity investments, net					16	2%	1.06%	$0	$800	$4,071	$5,435

Investment securities
Investment securities	US Treasury Note AAA		06/30/15	07/15/16	1	4%	0.63%	$0	$10,059	$10,059	$10,059
	US Treasury Bill		07/30/15	07/21/16	1	4%	0.33%	$0	$9,936	$9,936	$9,936
	US Treasury Bill		09/22/15	09/15/16	1	4%	0.39%	$0	$9,968	$9,968	$9,968

Investment securities, net					3	11%	0.45%	$0	$29,963	$29,963	$29,963

Net Investments ($269,474 pledged as collateral under borrowing arrangements) (3)					795	206%	7.56%	$3,863	$73,114	$558,087	$571,578

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $3,863 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 206%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $75,211, $7,784 and $67,427, respectively. The tax cost of investments was $504,151.
(5)	For revolving lines of credit the amount shown is the cost at September 30, 2015.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 29% and up to 30% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at September 30, 2015.